UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 29, 2011

The Interpublic Group of Companies, Inc.
(Exact Name of Registrant as Specified in Charter)
Delaware	1-6686	13-1024020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1114 Avenue of the Americas, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-704-1200
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On March 29, 2011, The Interpublic Group of Companies, Inc. (“Interpublic”) hosted an Investor Day, at which corporate and agency management presented a comprehensive overview of strategy, operations and finance at the holding company and its major global operating units.  As part of the Investor Day, Michael Roth, Chairman and CEO of Interpublic, presented a strategic overview of the industry and the company, and Chief Financial Officer Frank Mergenthaler provided a detailed financial perspective and outlook for Interpublic and announced that the company is targeting 2014 to reach its operating margin objective of 13%.  Copies of Mr. Roth’s and Mr. Mergenthaler’s presentations are attached hereto as Exhibits 99.1, 99.2 and 99.3.

Item 9.01                      Financial Statements and Exhibits.

Exhibit 99.1:	Opening presentation by Michael Roth, dated March 29, 2011 (filed pursuant to Item 8.01).

Exhibit 99.2:	Presentation by Frank Mergenthaler, dated March 29, 2011 (filed pursuant to Item 8.01).

Exhibit 99.3	Closing presentation by Michael Roth, dated March 29, 2011 (filed pursuant to Item 8.01).

Cautionary Statement

This current report contains forward-looking statements.  Statements in this report that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements.  Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue” or comparable terminology are intended to identify forward-looking statements.  These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.  Forward-looking statements speak only as of the date they are made and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties.  A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement.  Such factors include, but are not limited to, the following:

•	potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition;

•	our ability to attract new clients and retain existing clients;

•	our ability to retain and attract key employees;

•	risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;

•	potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;

•
risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and • developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.
Date: March 31, 2011	By: /s/ Nicholas J. Camera
Nicholas J. Camera Senior Vice President, General Counsel and Secretary